UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 22, 2010

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK State or Other Jurisdiction of Incorporation or Organization	0-10592 Commission File No.	14-1630287 I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TrustCo Bank Corp NY

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2010, the Board of Directors of TrustCo Bank Corp NY (the “Company”) approved, subject to shareholder approval at the Company’s 2011 annual meeting, the 2010 Equity Incentive Plan and the 2010 Directors Equity Incentive Plan.

The 2010 Equity Incentive Plan authorizes the use of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units for the purpose of providing the Company’s key employees additional long term  incentives that more closely align with shareholders interest. Subject to adjustment as provided in the plan, the total number of shares of common stock that may be issued pursuant to awards of options or restricted stock is 2,000,000, and the total number of awards of stock appreciation rights, restricted stock units, performance shares and performance units may not exceed the equivalent of 500,000 shares.

The 2010 Directors Equity Incentive Plan authorizes the use of stock options, stock appreciation rights and restricted stock for the purpose of attracting and retaining directors and closely aligning with shareholder interest. Subject to adjustment as provided in the plan, the total number of shares of common stock that may be issued pursuant to awards of options or restricted stock is 250,000, and the total number of awards of stock appreciation rights may not exceed the equivalent of 250,000 shares.

The plans will be submitted for shareholder approval at the Company’s 2011 annual meeting of shareholders.   The Company’s board of directors has delegated authority to the Compensation Committee of the Board to administer the plans.

The foregoing is a summary of the certain terms and conditions of the plan and is not a complete description. The descriptions of the plans contained herein are qualified in their entirety by reference to the full text of the plans attached to this report as Exhibit 10(a) and Exhibit 10(b), which are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(c)	Exhibits

Reg S-K Exhibit No.                            Description

10(a)	2010 Equity Incentive Plan dated December 21, 2010

10(b)	2010 Directors Equity Incentive Plan dated December 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 22, 2010

TrustCo Bank Corp NY (Registrant)

By:	/s/ Robert T. Cushing
Robert T. Cushing
Executive Vice President and
Chief Financial Officer

Exhibits Index

The following exhibits are filed herewith:

Reg S-K Exhibit No.	Description	Page

10(a)	2010 Equity Incentive Plan dated December 21, 2010	5-24

10(b)	2010 Directors Equity Incentive Plan Dated December 21, 2010	25-39